January 26, 2000


                         LAZARD RETIREMENT SERIES, INC.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999
                                      * * *

             LAZARD RETIREMENT INTERNATIONAL FIXED-INCOME PORTFOLIO
                   LAZARD RETIREMENT STRATEGIC YIELD PORTFOLIO

          THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF FUND'S PROSPECTUS ENTITLED "FUND MANAGEMENT."

          Investment decisions for each of the Lazard Retirement International Fixed-Income Portfolio and Lazard Retirement Strategic Yield Portfolio are made by a team of the Investment Manager's portfolio managers, and no one person is primarily responsible for the day-to-day management of the assets of the Portfolio.